================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                          ----------------------------
                                  SCHEDULE 14A
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                          ----------------------------

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary  Proxy  Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Sec. 240.14a-12

                            FORSYTH BANCSHARES, INC.
                (Name of Registrant as Specified in its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee  computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)     Title of each class of securities to which transaction applies:
            ---------------------------------------------------------------
     2)     Aggregate number of securities to which transaction applies:
            ---------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to
            Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            ---------------------------------------------------------------
     4)     Proposed maximum aggregate value of transaction:
            ---------------------------------------------------------------
     5)     Total fee paid:
            ---------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)     Amount Previously Paid:
            ---------------------------------------------------------------
     2)     Form, Schedule or Registration Statement No.:
            ---------------------------------------------------------------
     3)     Filing Party:
            ---------------------------------------------------------------
     4)     Date Filed:
            ---------------------------------------------------------------

                            Forsyth Bancshares, Inc.
                                  P.O. Box 2820
                             Cumming, Georgia 30028
                                  770-886-9500

                                                                  April 19, 2005
TO  OUR  SHAREHOLDERS:

     You are cordially invited to attend the 2005 Annual Meeting of Shareholders of Forsyth Bancshares, Inc. (the "Company"), which will be held at the Company's principal office, located at 651 Veterans Memorial Boulevard, Cumming, Georgia 30040, on Tuesday, May 17, 2005 at 5:00 p.m., local time.

     At the Annual Meeting, you will be asked to consider and vote upon (i) the election of 17 directors to serve until the Annual Meeting of Shareholders in 2006 and until their successors are elected and qualified; and (ii) such other matters as may properly come before the Annual Meeting or any reconvened meeting following any adjournment thereof.

     Enclosed are the Notice of Annual Meeting, Proxy Statement, Proxy and 2004 Annual Report to Shareholders. We are proud of our progress and we encourage you to review carefully our Annual Report.

     We hope you can attend the Annual Meeting of Shareholders and vote your shares in person. In any case, please complete the enclosed Proxy and return it to us. Your completion of the Proxy will ensure that your preferences will be expressed on the matters that are being considered. If you deliver a completed proxy, but you are able to attend the Annual Meeting, you may revoke your Proxy and re-cast your votes by voting in person at the Annual Meeting or by following the revocation procedures described in the accompanying Proxy Statement.

     If you have any questions about the Proxy Statement or our Annual Report, please contact us.

                                     Sincerely,



                                     James J. Myers
                                     Chairman of the Board

                            FORSYTH BANCSHARES, INC.
                                  P.O. BOX 2820
                             CUMMING, GEORGIA 30028
                                  770-886-9500

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                       TO BE HELD ON TUESDAY, MAY 17, 2005


     NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Shareholders of Forsyth Bancshares, Inc. (the "Company") will be held at the Company's principal office, located at 651 Veterans Memorial Boulevard, Cumming, Georgia 30040, on Tuesday, May 17, 2005, at 5:00 p.m., local time (the "Annual Meeting"), for the following purposes:

     1. To consider and vote upon the election of 17 directors to serve until the Annual Meeting of Shareholders in 2006 and until their successors have been duly elected and qualified.

     2. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

     Only shareholders of record at the close of business on April 4, 2005, are entitled to notice of, and to vote at, the Annual Meeting. A complete list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting.



                                    By Order of the Board of Directors,



                                    TIMOTHY M. PERRY
                                    President and Chief Executive Officer




Cumming,  Georgia
April  19,  2005

YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH YOUR WISHES. RETURNING YOUR PROXY DOES NOT DEPRIVE YOU OF YOUR RIGHT TO ATTEND THE
MEETING AND VOTE YOUR SHARES IN PERSON. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO THE EXERCISE THEREOF BY WRITTEN NOTICE TO THE COMPANY, AND SHAREHOLDERS WHO ATTEND THE ANNUAL MEETING MAY WITHDRAW THEIR PROXIES AND VOTE THEIR SHARES PERSONALLY IF THEY SO DESIRE.

                            FORSYTH BANCSHARES, INC.

                          ------------------------------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 17, 2005

                          ------------------------------


                                  INTRODUCTION
GENERAL

     This Proxy Statement is being furnished to the shareholders of Forsyth Bancshares, Inc. (the "Company") in connection with the solicitation by the Company of proxies for use at the Company's 2005 Annual Meeting of Shareholders to be held at the Company's principal office, located at 651 Veterans Memorial Boulevard, Cumming, Georgia 30040, on Tuesday, May 17, 2005, and at any postponements or adjournments thereof (the "Annual Meeting").

     The Annual Meeting is being held to consider and vote upon (i) the election of 17 directors to serve until the Annual Meeting of Shareholders in 2006 and until their successors are elected and qualified; and (ii) such other matters as may properly come before the Annual Meeting. The Board of Directors of the Company knows of no other business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. This proxy solicitation is being made by the Company.

     The Company's 2004 Annual Report to Shareholders, including financial statements for the fiscal year ended December 31, 2004, accompanies this Proxy Statement. These materials are first being mailed to the shareholders of the Company on or about April 19, 2005.

RECORD DATE, SOLICITATION AND REVOCABILITY OF PROXIES

     The Company's Board of Directors has fixed April 4, 2005 as the record date (the "Record Date") for the determination of the Company's shareholders entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only shareholders of the Company on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 1,858,000 shares of the no par value common stock of the Company ("Common Stock" or "Shares") issued and outstanding and held by approximately 628 holders of record.

     Holders of Common Stock are entitled to one vote on each matter considered and voted upon at the Annual Meeting for each Share of Common Stock held of record on the Record Date. Shares of Common Stock represented by a properly executed proxy, if such proxy is received in time and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated in such proxy. IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF COMMON STOCK WILL BE VOTED "FOR" THE ELECTION OF ALL SEVENTEEN NOMINEES FOR DIRECTOR NAMED IN THE PROXY STATEMENT AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

     A shareholder who gives a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Secretary of the Company, at Forsyth Bancshares, Inc., 651 Veterans Memorial Boulevard, Cumming, Georgia 30040, (ii) properly submitting to the Company a duly executed proxy bearing a later date to P.O. Box 2820, Cumming, Georgia 30028, or (iii) appearing in person at the Annual Meeting and voting in person.

     The approval of each proposal set forth in this Proxy Statement requires that a quorum be present at the Annual Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding Shares entitled to vote at the Annual Meeting is necessary to constitute a quorum. Each shareholder is entitled to one vote on each proposal per Share held as of the Record Date. In the event that a quorum is not represented in person or by proxy at the Annual Meeting, a majority of Shares represented at that time may adjourn the Annual Meeting to allow the solicitation of additional proxies or other measures to obtain a quorum.


                      PROPOSAL ONE - ELECTION OF DIRECTORS

NOMINEES

     The Bylaws of the Company provide that the Board of Directors of the Company shall consist of members who shall be subject to re-election each year. The directors are elected by the shareholders for a term of one year and until their successors are elected and qualified. The term of office of directors expires each year at the Annual Meeting of Shareholders, and a new class of directors is elected or re-elected by the shareholders each year at that time.

     At the Annual Meeting, the terms of Catherine M. Amos, Jeffrey S. Bagley, Danny M. Bennett, Michael P. Bennett, Bryan L. Bettis, Talmadge W. Bolton, Thomas L. Bower III, Charles R. Castleberry, Charles D. Ingram, Herbert A. Lang, Jr., John P. McGruder, James J. Myers, Timothy M. Perry, Danny L. Reid, Charles
R. Smith, Wyatt L. Willingham and Jerry M. Wood will expire, and the Board of Directors has nominated each of these 17 individuals to stand for re-election as directors at the Annual Meeting. If elected by the shareholders, each of the nominees will serve a one year term which will expire at the Annual Meeting of Shareholders in 2006.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

     If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees (in which case the persons named as proxies on the enclosed proxy card will vote the Shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

VOTE REQUIRED

     This Proposal requires approval by a "plurality" of the votes cast by the Shares entitled to vote in the election. This means that Proposal One will be approved only if the holders of a majority of the Shares entitled to vote and voting at the Annual Meeting vote in favor of Proposal One. With respect to Proposal One, abstentions and "broker non-votes" will be counted as Shares present for purposes of determining the presence of a quorum. However, neither abstentions nor "broker non-votes" will be counted as votes cast for purposes of determining whether a particular proposal has received sufficient votes for approval. A "broker non-vote" occurs when a nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

INFORMATION REGARDING NOMINEES AND CONTINUING DIRECTORS

     The following table sets forth certain information regarding the 17 nominees for director. Except as otherwise indicated, (i) each of the named persons has been engaged in his or her present principal occupation for more than five years, and (ii) each nominee, other than Timothy M. Perry, has been a director of the Company since its organization in 1996. Stock ownership and other information is as of March 15, 2005.

                                  NOMINEES FOR DIRECTOR AND CONTINUING DIRECTORS


                                                                                                SHARES
                                                                                                 OWNED
                                                                                             BENEFICIALLY
NAME (AGE)                                     BUSINESS INFORMATION                         (PERCENTAGE)(1)
----------                                     --------------------                         ---------------

Catherine M. Amos        Ms. Amos, a native of Forsyth County, Georgia, is a partner in           85,337(2)
(53)                     Mashburn Farms, LP, Soma Properties and Slate Properties, real             (4.46%)
                         estate management companies.  She is currently a member of
                         North Georgia Community Foundation Board of Directors, the
                         Forsyth County Parks and Recreation Board, and several other civic, social and community organizations.  She is a member of the Cumming United Methodist Church.  Ms. Amos is also a
                         director of the Bank.

Jeffrey S. Bagley        Mr. Bagley, a native of Forsyth County, Georgia, has been a              21,337(3)
(43)                     Judge for the Superior Court of Forsyth County since 2000, and             (1.12%)
                         has served as the Chief Judge of the Superior Court of Forsyth
                         County since 2003.  Mr. Bagley was a Judge for the State Court of Forsyth County from 1997 until 2000.  Mr. Bagley was a
                         partner with the law firm of Boling, Rice, Bettis, Bagley &
                         Martin from 1992 until 1997.  He is a member of the Rotary
                         Club of South Forsyth County as well as several other civic and social organizations.  Mr. Bagley is also a director of the Bank.

Danny M. Bennett         Mr. Bennett, a native of Forsyth County, Georgia, is the                 47,484(4)
(44)                     President of GeoCorp Development Co., Inc., a land                         (2.48%)
                         development company located in Cumming, Georgia.  He is also a Vice President and Construction Engineer with Georgia North
                         Contracting, Inc.  Mr. Bennett has been an officer of each of these companies since 1988.  Mr. Bennett is also a director of the Bank.


                                        3

                                                                                                SHARES
                                                                                                 OWNED
                                                                                             BENEFICIALLY
NAME (AGE)                                     BUSINESS INFORMATION                         (PERCENTAGE)(1)
----------                                     --------------------                         ---------------

Michael P. Bennett       Mr. Bennett is a resident of Forsyth County, Georgia and is on           38,337(5)
(60)                     the Board of Directors for the Forsyth County Farm Bureau.                 (2.00%)
                         Mr. Bennett is also the Chief Financial Officer and Secretary of
                         5 Bennett Farms, Inc. and served on the Forsyth County
                         Commission from 1987 to 1994 and from 1998 to 2002.  Mr.
                         Bennett has been a self-employed farmer since 1975.  Mr.
                         Bennett is also a director of the Bank.

Bryan L. Bettis          Mr. Bettis, a native of Forsyth County, Georgia, has been the            20,000(6)
(43)                     Vice President of Midway Building Supply, Inc., in Alpharetta,             (1.05%)
                         Georgia, since 1978.  Mr. Bettis is also the President of Bettis
                         Construction, Inc., a residential construction company, and a member of the Rotary Club of South Forsyth County.

Talmadge W. Bolton       Mr. Bolton, a native of Forsyth County, Georgia, has been the            40,842(7)
(71)                     Chief Executive Officer of Bolton's Truck Parts, Inc., since               (2.14%)
                         1978.  He is a member of Lafayette Masonic Lodge No. 44 and a board member of the Forsyth County Department of Family &
                         Children Services and past board member of the Forsyth County
                         Planning & Zoning Department.  Mr. Bolton is also a director of the Bank.

Thomas L. Bower III      Mr. Bower has been a resident of Gainesville, Georgia for 25             40,666(8)
(53)                     years. Mr. Bower is the Secretary/Treasurer of Clipper                     (2.13%)
                         Petroleum, Inc. with which he has been associated since 1974, and a partner in B&B Associates, a real estate and convenience store partnership.  Mr. Bower also serves on the Board of
                         Directors for the Hall County Humane Society.

Charles R. Castleberry   Mr. Castleberry, a native of Forsyth County, Georgia, has been           20,166(9)
(51)                     employed by Progressive Lighting, Inc. as a manager and                    (1.05%)
                         representative  since 1985.  Mr. Castleberry is a member of the
                         Rotary Club of South Forsyth County, a member and past
                         director of the Cumming Chamber of Commerce, and past
                         Chairman of the Board for the Forsyth County Planning and
                         Development Board.

Charles D. Ingram        Mr. Ingram, a native of Forsyth County, Georgia, is the owner              20,671
(62)                     and President of I & S Investments, Inc.  Mr. Ingram  was                  (1.08%)
                         formerly the President of Forsyth County Bank and served on the advisory board for Wachovia Bank.  Mr. Ingram is also a director of the Bank.

Herbert A. Lang, Jr.     Mr. Lang is a long-time resident of Forsyth County and has                 41,272
(53)                     been the owner of Lang Signs, Inc., a sign manufacturer, since             (2.16%)
                         1973.  He is a member of the Rotary Club of South Forsyth
                         County.  Mr. Lang is also a director of the Bank.


                                        4

                                                                                                SHARES
                                                                                                 OWNED
                                                                                             BENEFICIALLY
NAME (AGE)                                     BUSINESS INFORMATION                         (PERCENTAGE)(1)
----------                                     --------------------                         ---------------

John P. McGruder         Dr. McGruder is a resident of Cumming, Georgia and has been            40,883 (10)
(63)                     the co- owner of Crestview Animal Hospital since 1984.  He is              (2.14%)
                         also a member of the Cumming First United Methodist Church where he serves on the Building Committee.  Dr. McGruder is also a director of the Bank.

James J. Myers           Mr. Myers is a resident of Forsyth County, Georgia and has                 31,353
(55)                     been the owner of James J. Myers, CPA, PC since 1991.  Mr.                 (1.64%)
                         Myers has been a CPA since 1976 and is a member of the
                         Cumming Forsyth Optimist Club and Leadership Forsyth.  Mr.
                         Myers is Chairman of the Company's Board of Directors and
                         also Chairman of the Board of Directors of the Bank.

Timothy M. Perry         Mr. Perry serves as President and Chief Executive Officer of the         8,671(15)
(43)                     Company and the Bank. He is a native of Cumming, Georgia                       (*)
                         and has been an officer of the Bank since its inception. Mr.
                         Perry currently serves on the Forsyth County Board of Ethics, is
                         Past Chairman of the of the Cumming-Forsyth County Chamber
                         of Commerce, Past President of the Rotary Club of Forsyth
                         County, Past Trustee of Gainesville College, Past Board
                         Member of the Georgia Mountain Regional Development
                         Center, Past Treasurer of the United Way of Forsyth County and
                         Past President of the Lanier/400 Bulldog Club. Mr. Perry also serves as a director of the Bank.

Danny L. Reid            Mr. Reid, a native of Forsyth County, Georgia, has been a co-           48,004(11)
(52)                     owner  of Reid & Reid Grading and Pipeline, Inc., a grading                (2.51%)
                         contractor and  developer, since 1982.  Mr. Reid is also a director of the Bank.

Charles R. Smith         Mr. Smith is a resident of Forsyth County and has presided as a        101,272(12)
(76)                     Judge of the Municipal Court of Cumming, Georgia, since 1992.              (5.29%)
                         Mr. Smith  is a retired former partner of Smith & Smith,
                         Attorneys at Law, with whom he was a partner since 1956.  He was an organizer, director and former Chairman of the Board of
                         The Peoples Bank of Forsyth County. Mr. Smith is also a
                         director of the Bank.

Wyatt L. Willingham      Mr. Willingham is a resident of Cumming, Georgia and is the             31,737(13)
(52)                     Vice   President and General Manager of North Georgia Fast                 (1.66%)
                         Foods, Inc., with  which he has been associated since 1973.  Mr.
                         Willingham is a memberof the Mount Zion Lodge and the
                         Yaarab Temple.  Mr. Willingham is also a director of the Bank.

Jerry M. Wood            Mr. Wood is a long-time resident of Forsyth County and is the           20,666(14)
(56)                     former  President and owner of Wood Ace Hardware Company.                  (1.08%)
                         Mr. Wood is a founding member of the Rotary Club of South
                         Forsyth County and has served as Chairman of Finance,
                         Chairman of the Trustees, and Secretary of the Building
                         Committee of the Midway United Methodist Church.


                                        5

                                                 EXECUTIVE OFFICERS


                                                                                                SHARES
                                                                                                 OWNED
                                                                                             BENEFICIALLY
NAME (AGE)                                     BUSINESS INFORMATION                         (PERCENTAGE)(1)
----------                                     --------------------                         ---------------

Timothy M. Perry         Mr. Perry serves as President and Chief Executive Officer of the         8,671(15)
(43)                     Company and the Bank. He is a native of Cumming, Georgia                       (*)
                         and has been an officer of the Bank since its inception. Mr.
                         Perry currently serves on the Forsyth County Board of Ethics, is
                         Past Chairman of the of the Cumming-Forsyth County Chamber
                         of Commerce, Past President of the Rotary Club of Forsyth
                         County, Past Trustee of Gainesville College, Past Board
                         Member of the Georgia Mountain Regional Development
                         Center, Past Treasurer of the United Way of Forsyth County and
                         Past President of the Lanier/400 Bulldog Club. Mr. Perry also serves as a director of the Bank.

Timothy D. Foreman       Mr. Foreman is the Senior Vice President, Chief Financial                  800(16)
(40)                     Officer, Secretary and Treasurer of the Company.  He is a                      (*)
                         resident of Cumming, Georgia and has over 15 years of
                         experience in banking. Mr. Foreman joined the Company in
                         August 2002.  He previously served as Chief Financial Officer of The Buckhead Community Bank, and holds a Master of
                         Business Administration degree.

DIRECTORS AND OFFICERS AS A GROUP (18 PERSONS)                                                      659,498
                                                                                               (34.48%)(17)

___________________
(1) Information relating to beneficial ownership of Company Common Stock is based upon information furnished by each person using "beneficial ownership" concepts set forth in the rules of the Securities and Exchange Commission. Under those rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under those rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Accordingly, directors are named as beneficial owners of shares as to which they may disclaim any beneficial interest.
(2) Includes 11,454 Shares owned jointly with Ms. Amos' husband, as to which Shares Ms. Amos may be deemed to share voting and investment power. Includes 6,883 Shares owned as custodian for Mrs. Amos' children under the Georgia Transfer to Minors Act, as to which Shares Mrs. Amos may be deemed to share voting and investment power.
(3)  Includes  9,000  Shares  held  by  the  trustee  for  the  IRA  of Mr.
     Bagley.
(4) Includes 10,000 Shares owned jointly with Mr. Bennett's wife, as to which Shares Mr. Bennett may be deemed to share voting and investment power. Includes 20,000 Shares represented by outstanding but unexercised stock options, which are deemed to be beneficially owned by the optionee. Includes 666 Shares owned as custodian for Mr. Bennett's children under the Georgia Transfer to Minors Act, as to which Shares Mr. Bennett may be deemed to share voting and investment power.
(5) Includes 12,000 Shares held by the trustee for the IRA of Mr. Bennett. Includes 3,217 Shares owned jointly with Mr. Bennett's wife, as to which Shares Mr. Bennett may be deemed to share voting and investment power. Includes 2,000 Shares owned jointly with Mr. Bennett's children, as to which Shares Mr. Bennett may be deemed to share voting and investment power. Includes 1,000 Shares owned by Mr. Bennett's children, as to which Shares Mr. Bennett may be deemed to share voting and investment power.
(6) Includes 10,000 Shares that are owned jointly with Mr. Bettis' business partner, as to which Shares Mr. Bettis may be deemed to share voting and investment power.
(7)  Includes  20,666  Shares  that  are  held  by  the trustee for the Talmadge
     W. Bolton Living Trust.
(8) Includes 20,000 Shares represented by outstanding but unexercised stock options, which are deemed to be beneficially owned by the optionee. Includes 666 Shares owned jointly with Mr. Bower's spouse, as to which Mr. Bower may be deemed to share voting and investment power.

(9) Includes 10,000 Shares owned jointly with Mr. Castleberry's wife, as to which Shares Mr. Castleberry may be deemed to share voting and investment power. Includes 10,000 Shares represented by outstanding but unexercised stock options, which are deemed to be beneficially owned by the optionee. Includes 166 Shares owned as custodian for Mr. Castleberry's children under the Georgia Transfer to Minors Act, as to which Shares Mr. Castleberry may be deemed to share voting and investment power.
(10) Includes 20,883 Shares owned jointly with Mr. McGruder's wife, as to which Shares Mr. McGruder may be deemed to share voting and investment power.
(11) Includes 10,000 Shares owned jointly with Mr. Reid's wife, as to which Shares Mr. Reid may be deemed to share voting and investment power.
(12) Includes 101,272 Shares held by C&E Family Partnership, LLP, as to which Shares Mr. Smith may be deemed to share voting and investment power.
(13) Includes 10,065 Shares owned jointly with Mr. Willingham's wife, as to which Shares Mr. Willingham may be deemed to share voting and investment power. Includes 400 Shares owned by Mr. Willingham's wife, as to which Shares Mr. Willingham may be deemed to share voting and investment power.
(14) Includes 4,666 Shares owned jointly with Mr. Wood's wife. Includes 1,000 Shares owned as custodian for Mr. Wood's child under the Georgia Transfer to Minors Act, as to which Shares Mr. Wood may be deemed to share voting and investment power.
(15) Includes 2,671 Shares owned jointly with Mr. Perry's wife, as to which Shares Mr. Perry may be deemed to share voting and investment power. Includes 2,000 Shares held by the trustee for the IRA of Mr. Perry. Includes 4,000 Shares representing outstanding but unexercised nonqualified stock options issued to Mr. Perry pursuant to the Company's Long Term Incentive Compensation Plan.
(16) All 800 Shares represent outstanding but unexercised nonqualified stock options issued to Mr. Foreman pursuant to the Company's Long Term Incentive Compensation Plan.
(17) The stock percentages shown in the Table assume the exercise of all vested options held by directors and officers.
(*)  Less than one percent.

     None of the members of the Board of Directors are related, except that John
P.  McGruder's  wife  is  a  first  cousin  to  Catherine  M.  Amos.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     Following its initial organization, the Board of Directors of the Company conducted its business through meetings of the full Board and through joint committees of the Boards of Directors of the Company and the Bank, including an Audit Committee, Asset/Liability Committee, Loan Committee and Personnel Committee. However, beginning in 2001 all of the activities formerly performed by the various committees were consolidated with the formation of a single Executive Committee as described below. During 2004, the full Board of Directors held five meetings and the Executive Committee held 42 meetings. With the exception of Thomas L. Bower, III, each director attended at least 75% of all meetings of the full Board of Directors and of each committee of the Board of which he or she is a member.

     During 2004, the functions of the joint committees described in the preceding paragraph were conducted through the Executive Committee, which consisted of the following persons: Catherine M. Amos, Jeffrey S. Bagley, Charles D. Ingram, Herbert A. Lang, Jr., James J. Myers and Timothy M. Perry. However, Mr. Perry does not serve as a voting member of the Audit Committee. Effective for 2005, the members of the Executive Committee consist of the same individuals who served in that capacity during 2004. The following descriptions of the functions of the Executive Committee are applicable to the Company's operations during 2004.

     The Audit Committee is responsible for reviewing with the Company's independent accountants their audit plan, the scope and results of their audit engagement and the accompanying management letter, if any; reviewing the scope and results of the Company's internal auditing procedures; consulting with the independent accountants and management with regard to the Company's accounting methods and the adequacy of the Company's internal accounting controls; approving professional services provided by the independent accountants; and reviewing the range of the independent accountants' audit and non-audit fees. The Audit Committee makes recommendations to the Company's Board of Directors with respect to all proposed accounting services, which must then be approved by the Board of Directors. All of the members of the Audit Committee are "independent" within the meaning of Section 301 of the Sarbanes-Oxley Act of 2002.

     The Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2004 with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement of Audit Standards No. 61 (Codifications of Statements on Auditing Standards, AU Sec.380), Communications with Audit Committees, as amended. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), as amended, and has discussed with the independent accountants their independence. Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for filing with the SEC.

     The Executive Committee is also responsible for performing the following duties: (i) ensuring that guidelines provided by them regarding the Company's investment policy are carried out by management; (ii) ensuring that policy and regulation guidelines are adhered to by lending personnel, and reviewing any loans in excess of the lending limits for lending personnel; and (iii) setting the compensation and benefits of the executive officers and other employees of the Company and the Bank.

     The Board of Directors as a whole functions as a nominating committee to select management's nominees for election as directors of the Company. The Board of Directors will consider nominees recommended by shareholders if submitted to the Company in accordance with the procedures set forth in Section
3.8 of the Bylaws of the Company. For more information on nomination procedures, see "Shareholders' Proposals and Nomination Procedures for the Annual Meeting of Shareholders in 2006" below.

DIRECTOR COMPENSATION

     During 2004, directors who are not employees of the Company or the Bank received compensation. Directors received $650 for each monthly Bank Board of Directors meeting attended and directors who are members of the Executive Committee received $50 for each Committee meeting attended. During 2004, the Chairman of the Board of Directors received $650 for each monthly Bank Board of Directors meeting attended, and received $75 for each Executive Committee meeting attended. During 2004, no compensation was paid to directors of the Company with respect to Company Board of Directors meetings. Effective March 1, 2005, the following new compensation rules apply: (i) directors receive $1,000 for each monthly Bank Board of Directors meeting attended and directors who are members of the Executive Committee receive $100 for each Committee meeting attended; and (ii) the Chairman of the Board of Directors receives $1,000 for each monthly Bank Board of Directors meeting attended, and receives $150 for each Executive Committee meeting attended. Effective January 1, 2005, directors of the Company receive $200 for each Company Board of Directors meeting attended.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of March 15, 2005, the 18 directors and executive officers of the Company beneficially owned 659,498 shares or approximately 34.48% of the Common Stock of the Company. Following the exercise of certain stock options, Charles
R. Smith owns approximately 5.29% of the Company's Common Stock. The Company is unaware of any other persons that beneficially own more than five percent (5%) of the Company's Common Stock. For information regarding the beneficial ownership of the Company's Common Stock as of March 15, 2005 by each of the Company's directors, director nominees and executive officers, see "Proposal One
- Election of Directors - Information Regarding Nominees and Continuing Directors."

CODE OF ETHICS

     The Company has adopted a code of ethics that is applicable to the Company's principal executive officer, principal financial officer and principal accounting officer or controller, and to all persons performing similar functions on behalf of the Company or the Bank. The final version of the code of ethics was approved by the Company's full Board of Directors in April 2004. The code of ethics requires that covered officers and employees observe the following mandatory standards of conduct: (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with or submits to the Securities Exchange Commission, and in all other public communications by the Company; (iii) compliance with applicable governmental laws, rules and regulations; (iv) the prompt internal reporting of violations of the code of ethics to an appropriate person or persons identified in the code of ethics; and (v) accountability for adherence to the code of ethics. Upon request, the Company will make the code of ethics available to any person, without charge. A copy of the code of ethics may be obtained by mailing a request to: Forsyth Bancshares, Inc., 651 Veterans Memorial Boulevard, Cumming, Georgia 30040, Attention: Timothy D. Foreman, Secretary of the Company.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION OF EXECUTIVE OFFICERS

     Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and four other most highly compensated executive officers who receive compensation in excess of $100,000 per year (collectively, the "Named Executive Officers"). The following Tables summarize by various categories, for the fiscal years ended December 31, 2004, 2003 and 2002, the total compensation paid by the Company to its 2004 Named Executive Officers.

                                SUMMARY COMPENSATION TABLE

                                                              LONG TERM COMPENSATION
                ANNUAL COMPENSATION(1)                           AWARDS         PAYOUTS
--------------------------------------------------------  --------------------  -------
                                                          RESTRICTED
NAME AND                                                    STOCK     OPTIONS/   LTIP      ALL OTHER
POSITION                        YEAR    SALARY    BONUS     AWARDS      SARS    PAYOUTS  COMPENSATION
------------------------------  -----  --------  -------  ----------  --------  -------  -------------
Timothy M. Perry                 2004  140,000   10,000            -    10,000        -       4,380(2)
President  and                   2003  127,200   10,000            -         -        -       3,996(3)
CEO                              2002  120,100    7,200            -    10,000        -       3,615(4)

Timothy D. Foreman               2004   95,000    5,000            -     7,500        -       2,850(5)
Senior Vice President            2003    -(6)-    -(6)-            -         -        -             -
Chief Financial Officer,         2002    -(6)-    -(6)-            -     2,000        -             -
Secretary and Treasurer

__________________
     (1) Excludes perquisites and other personal benefits, the aggregate amount of which did not, in the case of any Named Executive Officer, exceed $50,000 or 10% of such Named Executive Officer's annual salary and bonus in any year.
     (2) This amount represents the dollar value in excess life insurance benefits received by the Named Executive Officer in 2004 ($180), plus the amount of employer contributions on behalf of the Named Executive Officer to the Bank's Section 401(k) plan ($4,200).
     (3) This amount represents the dollar value of excess life insurance benefits received by the Named Executive Officer in 2003 ($180), plus the amount of employer contributions on behalf of the Named Executive Officer to the Bank's Section 401(k) plan ($3,816).
     (4) This amount represents the dollar value of excess life insurance benefits received by the Named Executive Officer in 2002 ($15), plus the amount of employer contributions on behalf of the Named Executive Officer to the Bank's Section 401(k) plan ($3,600).
     (5) This amount represents employee contributions on behalf of the Named Executive Officer to the Bank's Section 401(k) plan.
     (6) Mr. Foreman was not includible as a Named Executive Officer prior to 2004. Accordingly, his compensation during 2003 and 2002 are not included in the Summary Compensation Table.

                                   OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                              INDIVIDUAL GRANTS

                            NUMBER OF SECURITIES    % OF TOTAL OPTIONS/SARS
                          UNDERLYING OPTIONS/SARS     GRANTED TO EMPLOYEES       EXERCISE OR      EXPIRATION
NAME                            GRANTED (#)              IN FISCAL YEAR       BASE PRICE ($/SH)      DATE
------------------------  ------------------------  ------------------------  ------------------  ----------
Timothy M. Perry                         10,000(1)                    30.77%  $         14.00(2)    11/19/14
President and
CEO

Timothy D. Foreman                        7,500(1)                    23.08%  $         14.00(2)    11/19/14
Senior Vice President,
Chief Financial Officer,
Secretary and Treasurer

________________

     (1) These awards consist of free-standing nonqualified stock options ("NQSO's") to acquire Shares of the Common Stock. The material terms of the NQSO's are described in this Proxy Statement under the heading "Long-Term Incentive Plan."
     (2) The exercise price per Share under the NQSO's represents the fair market value of the Shares on the effective date of the awards, as determined by an independent appraisal performed for the Company.

                           AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                      AND FY-END OPTION/SAR VALUES

                                                                       NUMBER OF            VALUE OF
                                                                 SECURITIES UNDERLYING     UNEXERCISED
                                                                      UNEXERCISED         IN-THE-MONEY
                                                                     OPTIONS/SARS         OPTIONS/SARS
                                                                     AT FY-END (#)        AT FY-END ($)

                          SHARES ACQUIRED                            EXERCISABLE/         EXERCISABLE/
NAME                      ON EXERCISE (#)   VALUE REALIZED ($)       UNEXERCISABLE        UNEXERCISABLE
------------------------  ----------------  ------------------  -----------------------  ---------------
Timothy M. Perry                         -                   -             4,000/16,000  $22,680/$34,020
President and
CEO

Timothy D. Foreman                       -                   -                800/8,700  $  4,536/$6,804
Senior Vice President,
Chief Financial Officer,
Secretary and Treasurer

BANK 401(K) PLAN

     The Bank established, effective January 1, 1998, a qualified salary reduction plan pursuant to Sec. 401(k) of the Internal Revenue Code (the "401(k) Plan"). The 401(k) Plan is open to all employees, including executive officers, beginning on the first day of their employment with the Bank. Pursuant to the 401(k) Plan, each participating employee is permitted to authorize payroll deductions of up to 6% of his or her total compensation during the calendar year (the "Basic Contributions"), and is permitted to make supplemental contributions of up to 10% of his or her total compensation during the calendar year (the "Supplemental Contributions"). An employee's aggregate contributions are subject to limits set by law. The Bank may, but is not required to, make matching contributions in cash or the Company's Common Stock equal to 20% of each participant's Basic Contributions. During 2004, the Bank made matching contributions to the 401(k) Plan at the rate of $1.00 for each pre-tax dollar of contributions that a participant made, up to 3% of the participant's total compensation. The Bank made matching contributions totaling $33,317.99 during 2004. Participants are immediately 100% vested in their Basic and Supplemental Contributions, and there is a five year vesting schedule with respect to any contributions made by the Bank.

LONG-TERM INCENTIVE PLAN

     The Company established, effective January 1, 2000, a Long-Term Incentive Plan (the "Incentive Plan") for key employees of the Bank, and the provisions of the Incentive Plan were approved by the Company's shareholders at the 2000 Annual Meeting. Pursuant to the Incentive Plan, the Board of Directors of the Company is authorized to approve the issuance of "Awards" to "Key Employees" (as selected by the Board of Directors) consisting of various types of stock-based deferred compensation. The types of Awards that may be issued include stock options, stock appreciation rights or "SAR's," restricted stock and performance shares. At the time the Incentive Plan was originally established, 80,000 Shares were reserved for future issuance to satisfy Awards made to Key Employees pursuant to the Incentive Plan. However, as the result of the share dividend declared by the Board of Directors on November 19, 2002, the number of reserved Shares was automatically adjusted to 160,000 pursuant to the provisions of the Incentive Plan.

     The Board of Directors issued the initial Awards under the Incentive Plan (the "Initial Awards") effective on November 19, 2002 (the "Award Date"). The Initial Awards consisted of non-qualified stock options ("NQSO's") issued to six Key Employees for a total of 24,500 Shares. The Initial Awards provided that the NQSO's would vest (i.e., become exercisable) at the rate of 20% for each full year of continuous employment with the Company or its subsidiaries by a Key Employee after the Award Date. However, the NQSO's will automatically become fully vested in the event of a change in control of the Company or the Bank, in accordance with the provisions of the Incentive Plan. All nonvested NQSO's will lapse as of the last day of a Key Employee's employment. The term of the NQSO's was fixed at 10 years from the Award Date and the option exercise price under the Initial Awards is $8.33 per Share. The exercise price must be paid in full by the Key Employee at the time the NQSO's are exercised in whole or in part. During 2004, vested NQSO's for 1,000 Shares included under the Initial Awards were exercised by one Key Employee.

     During 2004, the Board of Directors approved and issued additional Awards to four Key Employees (the "2004 Awards") consisting of NQSO's for a total of 32,500 additional Shares. The terms of the 2004 Awards are generally identical to the terms of the Initial Awards as described above. However, the exercise price for 22,500 of the Shares included under the 2004 Awards is increased to $14.00 per Share. The reason for this increase is that the Company obtained an updated independent appraisal of the value of the Shares prior to the issuance of the affected 2004 Awards. In addition, the Award Date is November 19, 2004 for NQSO's for 22,500 Shares included under the 2004 Awards, and July 1, 2004 for NQSO's for the remaining 10,000 Shares included under the 2004 Awards.

     The current number of Shares subject to outstanding NQSO's or reserved for future issuance under the Incentive Plan, and the weighted average exercise price of the outstanding options under the Incentive Plan, are set out in the following Table:

                                    NUMBER OF SECURITIES          WEIGHTED AVERAGE        NUMBER OF SECURITIES
                                      TO BE ISSUED UPON          EXERCISE PRICE OF      REMAINING AVAILABLE FOR
                                   EXERCISE OF OUTSTANDING      OUTSTANDING OPTIONS,     FUTURE ISSUANCE UNDER
                                OPTIONS, WARRANTS AND RIGHTS    WARRANTS AND RIGHTS    EQUITY COMPENSATION PLANS
                                -----------------------------  ----------------------  --------------------------
                                             (a)                        (b)                       (c)
                                -----------------------------  ----------------------  --------------------------
Equity Compensation Plans                              51,200  $                10.82                     107,800
  approved by security holders
Equity Compensation Plans not                               -                       -                           -
  approved by security holders
                                -----------------------------  ----------------------  --------------------------
Total                                                  51,200  $                10.82                     107,800
                                -----------------------------  ----------------------  --------------------------

                 CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

     Directors, executive officers and principal shareholders of the Company and the Bank and their affiliates have been customers of the Bank from time to time in the ordinary course of business, and additional transactions are expected to take place in the future. In accordance with applicable federal laws and regulations, all loans by the Bank to such persons are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, do not involve more than the normal risk of collectability or embody other unfavorable features, and comply with specified quantitative limits imposed by such federal laws and regulations. At December 31, 2004, the aggregate amount of loans and extensions of credit outstanding to such persons was approximately $10,119,910, which represented 72.29% of the total equity capital of the Bank as of such date. Deposit accounts with Company and Bank officers, directors and their affiliates totaled $7,179,385 at December 31, 2004.

     None of the Bank's loans outstanding at any time during or subsequent to 2004 to directors, executive officers or principal shareholders of the Company or the Bank or their associates is or has been on past due or non-accrual status, has been restructured, or is considered by the Bank to be a problem loan.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers, and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Sec. 16(a) reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2004, all Sec. 16(a) filing requirements applicable to directors, executive officers and greater than 10% beneficial owners were complied with by such persons.

                            EXPENSES OF SOLICITATION

     The cost of soliciting proxies will be borne by the Company. In addition to solicitations by mail, officers, directors and regular employees of the Company may solicit personally or by telephone, telegraph or other means without additional compensation. The Company will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock held in their names.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Mauldin & Jenkins, LLC acted as the Company's independent public accountants for the fiscal year ended December 31, 2004. Representatives of Mauldin & Jenkins, LLC will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to answer questions concerning the financial affairs of the Company.

AUDIT FEES

     Fees for audit services totaled approximately $43,500 in 2003 and approximately $46,650 in 2004, including fees associated with the annual audit, the reviews of the Company's quarterly reports on Form 10-QSB and services provided in connection with other statutory or regulatory filings.

AUDIT RELATED FEES

     Except as disclosed above, the Company incurred no fees for audit related services in 2003 or 2004.

TAX FEES

     Fees for tax services, including tax compliance, tax advice and tax planning, totaled approximately $5,500 in 2003 and approximately $6,350 in 2004. Tax related services consisted principally of the preparation of the 2003 and 2004 consolidated tax returns for the Company and the Bank.

ALL OTHER FEES

     Except as disclosed above, the Company incurred no fees for accounting or accounting related services in 2003 or 2004.

     The Audit Committee is responsible for the review and approval of all audit and permitted non-audit services performed by independent public accountants for the Company. The

Audit Committee determines whether to recommend to the Company's Board of Directors that the Board approve such services. The Audit Committee recommended that the Board of Directors approve 100% of the audit and permitted non-audit services performed by Mauldin & Jenkins, LLC, and the Board of Directors approved all such services. The Audit Committee has considered and ultimately determined that the provision of any of the non-audit or other services provided by Mauldin & Jenkins, LLC to the Company is compatible with maintaining Mauldin & Jenkins, LLC's independence, and the Company's Board of Directors has approved such determination.

                SHAREHOLDERS' PROPOSALS AND NOMINATION PROCEDURES
                 FOR THE ANNUAL MEETING OF SHAREHOLDERS IN 2006

     Director nominations and other proposals of shareholders intended to be presented at the Annual Meeting of Shareholders in 2006 must be submitted to the Company in accordance with the procedures set forth in Section 3.8 of the Bylaws of the Company and in accordance with applicable rules of the SEC, including Rule 14a-8. The effect of those provisions is that shareholders must submit such nominations and proposals, together with certain related information specified in the above-referenced section of the Bylaws, in writing to the Company on or before December 31, 2005 in order for such matters to be included in the Company's proxy materials for, and voted upon at, the 2006 Annual Meeting. All such proposals, nominations and related information should be submitted on or before such date by certified mail, return receipt requested, to the Secretary of the Company, Timothy D. Foreman, 651 Veterans Memorial Boulevard, Cumming, Georgia 30040. A copy of the above-referenced section of the Bylaws will be provided upon request in writing to the Secretary of the Company at such address.

     Pursuant to Section 3.8 of its Bylaws, the Company has established certain nomination requirements for an individual to be elected as a director of the Company at any annual or special meeting of the shareholders. These requirements include, but are not limited to, the requirement that the nominating shareholder provide the Company: (i) notice of any proposed director nomination at least 14 days before the date of the meeting or five days before the date on which notice of the meeting is given, whichever is later; (ii) the nominee's name, age, business and residence addresses, principal business or occupation during the past five years, any affiliation with or material interest in the Company or any transaction involving the Company, and affiliation with or interest in any person or entity having an interest materially adverse to the Company; and (iii) a sworn or certified statement by the shareholder that indicates that the nominee has consented to the nomination and that the shareholder believes that the nominee will stand for election and will serve if elected. The chairman of any meeting of the shareholders may, for good cause shown and with proper regard for the orderly conduct of the meeting, waive in whole or in part the operation of Section 3.8 of the Company's Bylaws. These provisions could reduce the likelihood that a third party could nominate and elect individuals to serve on the Company's Board of Directors.

                                  OTHER MATTERS

     The management of the Company does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. However, if any other matters properly come before the Annual Meeting, the persons designated as proxies will vote on such matters in accordance with their best judgment.

     The management of the Company urges you to attend the Annual Meeting and to vote your Shares in person. Whether or not you plan to attend, please sign and promptly return your proxy. Your proxy may be revoked at any time before it is voted. Such proxy, if executed and returned, gives discretionary authority with respect to any other matters that may come before the Meeting.

                          ANNUAL REPORT ON FORM 10-KSB

     Upon the written request of any person whose proxy is solicited by this Proxy Statement, the Company will furnish to such person without charge (other than for exhibits) a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, including financial statements and schedules thereto, as filed with the SEC. Requests may be made to Forsyth Bancshares, Inc., 651 Veterans Memorial Boulevard, Cumming, Georgia 30040,
Attention:  Timothy  D.  Foreman,  Secretary  of  the  Company.

                                   By Order of the Board of Directors,


                                   TIMOTHY M. PERRY
                                   President and Chief Executive Officer
Cumming, Georgia
April 19, 2005

                            FORSYTH BANCSHARES, INC.
                                 REVOCABLE PROXY

PLEASE MARK VOTES   [X]
AS IN THIS EXAMPLE


                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 17, 2005

The undersigned hereby appoints Timothy M. Perry and James J. Myers, or either of them, each with full power of substitution as proxies to vote the stock of the undersigned at the Annual Meeting of Shareholders of Forsyth Bancshares, Inc. (the "Company") to be held at The Citizens Bank of Forsyth County, at 651 Veterans Memorial Boulevard, Cumming, Georgia 30040, on May 17, 2005 at 5:00 p.m., local time, and at any and all adjournments or postponements thereof (the "Annual Meeting").

1. ELECTION OF DIRECTORS
CATHERINE M. AMOS, JEFFREY S. BAGLEY, DANNY M. BENNETT, MICHAEL P. BENNETT, BRYAN L. BETTIS, TALMADGE W. BOLTON, THOMAS L. BOWER III, CHARLES R. CASTLEBERRY, CHARLES D. INGRAM, HERBERT A. LANG, JR., JOHN P. MCGRUDER, JAMES J. MYERS, TIMOTHY M. PERRY, DANNY L. REID, CHARLES R. SMITH, WYATT L. WILLINGHAM AND JERRY M. WOOD

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

___________________________________
[ ]  For
[ ]  Withhold
[ ]  For All Except

2. IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
[ ]  For
[ ]  Against
[ ]  Abstain

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER AND IN THE DISCRETION OF THE PROXIES. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"

PROPOSAL ONE AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

Please be sure to sign and date this Proxy in the box below.

---------------------------     -----------------------------     --------------
Shareholder sign above          Co-holder (if any) sign above     date

DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                            FORSYTH BANCSHARES, INC.
--------------------------------------------------------------------------------
Please date and sign this proxy exactly as names appear hereon. In the case of joint tenants, each joint owner should sign. If a corporation, please sign in full corporate name by president or other authorized officer. When signing as attorney, executor, trustee, administrator or guardian, please give full title as such. If a partnership, please sign in partnership name by authorized person.

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND MAY BE REVOKED BY THE
                       SHAREHOLDER PRIOR TO ITS EXERCISE.
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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